 SinoCoking Coal and Coke Chemical Industries, Inc. Announces Conference Call to Discuss Results for First Quarter Fiscal 2011

PINGDINGSHAN, China, November 10 -- SinoCoking Coal and Coke Chemical Industries, Inc. (Nasdaq:SCOK - News) (the "Company" or "SinoCoking"), a vertically-integrated coal and coke processor, today announced that it will host an earnings conference at 9:00 am EST on Wednesday, November 17, 2010.

Mr. Jianhua Lv, Chairman and CEO, and Mr. Sam Wu, CFO, will host the earnings conference at 9:00 am EST on Wednesday, November 17, 2010. To attend the call, please use the dial in information below. When prompted, ask for the "SinoCoking and Coke Chemical Industries Corporate Update Call" and/or be prepared to provide the conference ID.

Conference Call

Date:	Wednesday, November 17, 2010
Time:	9:00 am Eastern
Conference Line Dial-In (U.S.):	1-888-428-9480
International Dial-In:	1-719-325-2317
Conference ID:	3034187

Please dial in at least 10-minutes before the call to ensure timely participation.

A playback of the call will be available from 12:00 Noon Eastern Time on November 17, 2010 until 11:59 pm Eastern Time on November 24, 2010. To listen, call 1-888-203-1112 within the United States or 1-719-457-0820 when calling internationally. Please use the replay pin number 3034187.

About SinoCoking

SinoCoking Coal and Coke Chemical Industries, Inc., a Florida corporation (Nasdaq:SCOK - News), is a vertically-integrated coal and coke processor that uses coal from both its own mines and that of third-party mines to produce basic and value-added coal products for steel manufacturers, power generators, and various industrial users. SinoCoking currently has mining rights and capacity to extract 300,000 tons of coal per year from its own mines located in the Henan Province in central China. SinoCoking has been producing metallurgical coke since 2002, and acts as a key supplier to regional steel producers in central China. SinoCoking also produces and supplies thermal coal to its customers in central China. SinoCoking, a Florida corporation, owns its assets and conducts its operations through its subsidiaries, Top Favour Limited, a British Virgin Islands holding company, Pingdingshan Hongyuan Energy Science and Technology Development Co., Ltd. ("Hongyuan"), Henan Province Pingdingshan Hongli Coal & Coke Co., Ltd. ("Hongli"), Baofeng Coking Factory, Baofeng Hongchang Coal Co., Ltd. and Baofeng Hongguang Environment Protection Electricity Generating Co., Ltd.

For further information about SinoCoking, please refer to our periodic reports filed with the Securities and Exchange Commission.

Forward Looking Statement

This press release contains forward-looking statements, particularly as related to, among other things, the business plans of the Company, statements relating to goals, plans and projections regarding the Company's financial position and business strategy. The words or phrases "plans", "would be," "will allow," "intends to," "may result," "are expected to," "will continue," "anticipates," "expects," "estimate," "project," "indicate," "could," "potentially," "should," "believe," "think", "considers" or similar expressions are intended to identify "forward-looking statements." These forward-looking statements fall within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Act of 1934 and are subject to the safe harbor created by these sections. Actual results could differ materially from those projected in the forward-looking statements as a result of a number of risks and uncertainties. Such forward-looking statements are based on current expectations, involve known and unknown risks, a reliance on third parties for information, transactions or orders that may be cancelled, and other factors that may cause our actual results, performance or achievements, or developments in our industry, to differ materially from the anticipated results, performance or achievements expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially from anticipated results include risks and uncertainties related to the fluctuation of local, regional, and global economic conditions, the performance of management and our employees, our ability to obtain financing, competition, general economic conditions and other factors that are detailed in our periodic reports and on documents we file from time to time with the Securities and Exchange Commission. Statements made herein are as of the date of this press release and should not be relied upon as of any subsequent date. The Company cautions readers not to place undue reliance on such statements. The Company does not undertake, and the Company specifically disclaims any obligation, to update any forward-looking statements to reflect occurrences, developments, unanticipated events or circumstances after the date of such statement. Actual results may differ materially from the Company's expectations and estimates. The Company provides no assurances that any potential acquisitions will actually be consummated, or if consummated that such acquisitions will be on terms and conditions anticipated on the date of this press release, and the Company makes no assurances with regard to any results of any such acquisitions.

    For more information, please contact:

    SinoCoking Coal and Coke Chemical Industries, Inc.
     Sam Wu, Chief Financial Officer
     Tel:   +86-375-2882-999
     Email: wuzan@vip.sina.com